EXHIBIT 99.1

EBITDA represents net income (loss) before interest, taxes, depreciation and amortization.  EBITDA is presented here because NV Energy, Inc. (the “Company”) considers it a supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity.  EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP.  Some of these limitations are:

•	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in this industry may calculate EBITDA differently than we do, which will limit its usefulness as a comparative measure.

Because of these limitations, the Company’s management relies primarily on our GAAP results as a measure of the Company’s performance and uses EBITDA on a supplemental basis.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
NV Energy, Inc.
EBITDA
	Three Months ended March 31,				Year Ended December 31,
	2011		2010		2010		2009		2008
Net Income (Loss)	$2,330		$(1,721)		$226,984		$182,936		$208,887

Interest expense (net of AFUDC(1) - debt)	77,343		80,064		333,010		334,314		300,857
Income tax expense (benefit)	(725)		1,256		113,764		75,451		95,354
Depreciation and amortization	83,102		80,948		333,059		321,921		260,608

EBITDA	$162,050		$160,547		$1,006,817		$914,622		$865,706

EBITDA/Interest expense	2.10	x	2.01	x	3.02	x	2.74	x	2.88	x
Total Debt/EBITDA	32.47	x	34.60	x	5.24	x	5.95	x	6.09	x

NV Energy, Inc.

Interest expense (net of AFUDC(1) - debt)	$77,343		$80,064		$333,010		$334,314		$300,857

Long-term debt	$4,905,822		$5,546,626		$4,924,109		$5,303,357		$5,266,982
Current maturities of long-term debt	355,847		7,785		355,929		134,474		9,291
Total Debt	$5,261,669		$5,554,411		$5,280,038		$5,437,831		$5,276,273

(1) Allowance for funds used during construction.

Nevada Power Company
EBITDA
	Three Months ended March 31,				Year Ended December 31,
	2011		2010		2010		2009		2008
Net Income (Loss)	$(9,020)		$(12,326)		$185,943		$134,284		$151,431

Interest expense (net of AFUDC(1) - debt)	52,033		53,356		214,367		226,252		186,822
Income tax expense (benefit)	(4,933)		(4,119)		91,757		61,652		71,382
Depreciation and amortization	57,673		55,101		226,252		215,873		171,080

EBITDA	$95,753		$92,012		$718,319		$638,061		$580,715

EBITDA/Interest expense	1.84	x	1.72	x	3.35	x	2.82	x	3.11	x
Total Debt/EBITDA	37.33	x	41.16	x	4.98	x	5.73	x	5.84	x

Nevada Power Company

Interest expense (net of AFUDC(1) - debt)	$52,033		$53,356		$214,367		$226,252		$186,822

Long-term debt	$3,218,908		$3,779,120		$3,221,833		$3,535,440		$3,385,106
Current maturities of long-term debt	355,847		7,785		355,929		119,474		8,691
Total Debt	$3,574,755		$3,786,905		$3,577,762		$3,654,914		$3,393,797

(1) Allowance for funds used during construction.

Sierra Pacific Power Company
EBITDA
	Three Months ended March 31,				Year Ended December 31,
	2011		2010		2010		2009		2008
Net Income	$16,576		$17,120		$72,375		$73,085		$90,582

Interest expense (net of AFUDC(1) - debt)	16,946		17,045		68,514		69,413		72,712
Income tax expense	8,318		7,676		40,404		31,225		37,603
Depreciation and amortization	25,429		25,847		106,807		106,048		89,528

EBITDA	$67,269		$67,688		$288,100		$279,771		$290,425

EBITDA/Interest expense	3.97	x	3.97	x	4.20	x	4.03	x	3.99	x
Total Debt/EBITDA	17.55	x	18.94	x	4.15	x	4.64	x	4.81	x

Sierra Pacific Power Company

Interest expense (net of AFUDC(1) - debt)	$16,946		$17,045		$68,514		$69,413		$72,712

Long-term debt	$1,180,413		$1,281,863		$1,195,775		$1,282,225		$1,395,987
Current maturities of long-term debt	-		-		-		15,000		600
Total Debt	$1,180,413		$1,281,863		$1,195,775		$1,297,225		$1,396,587

(1) Allowance for funds used during construction.